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                                                                   Exhibit 23.2



      CONSENT OF BDO SEIDMAN, LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



            We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-78752, 33-90162, 333-03426 and 333-34117) of
Odwalla, Inc. of our report dated October 12, 1995, relating to the financial statements of Odwalla, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended August 31, 1997.


BDO Seidman, LLP

San Francisco, California
November 25, 1997